--------------------------------------------------------------------------------


                                  John Hancock

                                     Patriot
                                       Global
                                      DIVIDEND FUND


--------
  SEMI
 ANNUAL
 REPORT
--------

1.31.02


                              [LOGO]   John Hancock
                                    ------------------
                                    JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
------------------------
Your fund at a glance
page 1
------------------------
Managers' report
page 2
------------------------
Fund's investments
page 6
------------------------
Financial statements
page 9
------------------------
For your information
page 21
------------------------


Dear Fellow Shareholders,

The uncertainty and volatility that marked the year 2001 carried over into the first month of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. January ended with the major indexes losing a bit of ground, with the Dow Jones Industrial Average returning -D0.85%, the Standard & Poor's 500 Index returning -D1.46% and the Nasdaq Composite Index off -D0.84%. Bonds for the most part posted positive results in the first month of the year.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/s/Maureen R. Ford,
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

------------
YOUR FUND
AT A GLANCE
------------

The Fund seeks to provide high current income, consistent with modest growth in capital, by investing in a diversified portfolio of U.S. dollar-denominated dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations.

Over the last six months

[] Market conditions were volatile as investors grappled with a weak economy, September 11 and hopes for a rebound in 2002.

[] High yields and dividends helped preferred stocks weather the slowing economy.

[] The portfolio's focus on high-quality companies served it well.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Global Dividend Fund". Under the heading is a note that reads "Fund performance for the six months ended January 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.40% total return for John Hancock Patriot Global Dividend Fund. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

4.3%     El Paso Tennessee Pipeline (8.25%, Series A)
4.3%     Lehman Brothers Holdings, Inc. (5.67%, Series D and 5.94%, Series C)
4.0%     Puget Energy, Inc.
3.5%     Bear Stearns Cos. (5.49%, Series G and 5.72%, Series F)
3.2%     Sierra Pacific Power Co. (7.80%, Series I) (Class A)
3.0%     HSBC USA Inc., $2.8575
2.9%     South Carolina Electric & Gas Co. (6.52%)
2.9%     USA Education, Inc. (6.97%, Series A)
2.7%     Devon Energy Corp. (6.49%, Series A)
2.7%     Merrill Lynch & Co., Inc. (9.00%, Depositary Shares, Series A)

As a percentage of net assets on January 31, 2002.

             BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Global
Dividend Fund

---------
MANAGERS'
REPORT
---------

The past six months were marked by volatility for preferred stocks and utility common stocks - the two main areas of focus for John Hancock Patriot Global Dividend Fund. Preferred stocks performed reasonably well throughout August and early September, as the Federal Reserve Board lowered interest rates to help boost the ailing economy. Because of their relatively high dividends, preferred stocks tend to rally like bonds when interest rates fall. In mid-September, the tragic attacks on the World Trade Center and the Pentagon caused the stock market to suffer a dramatic sell-off that no stock group - including preferred stocks - could escape. From late September through November, the Fed continued to act aggressively to steady global markets and prevent an economic slowdown from worsening by cutting interest rates to their lowest levels in 40 years. Preferred stocks rallied along with the overall stock market, although their gains weren't as sizable as some faster-growing segments of the market. Preferreds went into a bit of a funk in December and January as investors moved away from such defensive segments of the market into more economically sensitive groups, believing that an economic rebound was just around the corner. Overall, the broad stock market lost ground in the last six months, returning -D6.01%, as measured by the Standard & Poor's 500 Index, for the six months ended January 31, 2002.

"The past six months were marked by volatility for preferred stocks and utility common stocks..."

UTILITY COMMON STOCKS FADE

Utility common stocks spent most of the period in a valiant struggle against the many elements that were stacked against them. Conditions were tough in July and August when a couple of utility companies warned that their earnings growth would be weaker than expected, casting a pall over the entire group and prompting a wave of profit-taking. September's market downturn

--------------------------------------------------------------------------------
[A photo of Team leader Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

in the aftermath of the terrorist attacks didn't spare utility stocks. And the same gravitation toward growth stocks that muted preferred stocks' returns in October and November hurt utility common stocks as well. The collapse of energy-trading company Enron also was a major drag on utility stocks - both common and preferred - in the final weeks of the year. The company, once one of the nation's largest companies and a major component of the Dow Jones Utility Average, filed for bankruptcy in December as investors lost confidence in the company's financial reporting. Fears of "Enronitis" spread across the utility sector, causing it to post losses during January.

"Our holdings were overwhelmingly tilted toward investment- grade securities..."

FUND PERFORMANCE

For the six months ended January 31, 2002, John Hancock Patriot Global Dividend Fund returned 2.40% at net asset value. By comparison, the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -D16.68% and the average income and preferred stock fund returned 0.90%.

HIGH-QUALITY FOCUS HELPS

Given the volatile nature of the markets during the past six months, the portfolio's emphasis on high-quality investments aided performance. Our holdings were overwhelmingly tilted toward investment-grade securities, which outpaced their below-investment-grade counterparts due to concerns that the latter would struggle during weakening economic conditions.

Thanks to our high-quality focus - which is driven by our research process and emphasis on good company fundamentals - we completely avoided the collapse of Enron, never having held the stock in the Fund. We also avoided other stocks that came under pressure due to Enron-like concerns, including

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 56%, the second is Broker services 10%, the third Banks-U.S. 8%, the fourth Oil & gas 7%, and the fifth Finance 6%.]
--------------------------------------------------------------------------------

companies with energy trading operations such as Williams Company, Calpine and AES.

Our long-term commitment to well-managed, regionally based transmission and distribution companies served us well. CH Energy Group, for example, performed reasonably well thanks to the company's location in an attractive service territory north of New York City, to its commitment to a consistent dividend and last, but not least, to its demonstrable earnings growth. Other good regional performers included those with higher-than- average dividends, such as NSTAR, the former Boston Edison, and OGE, one of the lowest-cost electric generators in the country.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 1-31-02." The chart is divided into three sections (from top to left): Preferred stocks 67%, Common stocks 32% and Short-term investments 1%.]
--------------------------------------------------------------------------------

CUSHION AGAINST THE VOLATILITY

Another factor that worked in our favor was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends help cushion their share prices during difficult market environments. High-yielding preferreds, such as telephone service provider TDS Capital, performed relatively well thanks to strong demand from yield-hungry investors. The TDS preferred stock we own offers yields in excess of 8%, which was very high compared with yields offered by money markets, U.S. Treasury bonds and other fixed-income investments. Similar trends helped boost our holdings in Grand Metropolitan Delaware, which offered a yield of 9.42%. Another preferred that

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is CH Energy Group followed by an up arrow with the phrase "Consistently high dividend attracts attention." The second listing is USA Education followed by an up arrow with the phrase "Falling interest rates boost financial results." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt over planned merger."]
--------------------------------------------------------------------------------

performed well was student loan provider USA Education. Its 6.97% coupon and good financial results attracted investors.

One of our biggest detractors during the period was the common stock of electric provider Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy the company's planned merger with Public Service of New Mexico.

"...we believe utility stocks can perform better than they have during previous economic upturns..."

OUTLOOK

At its most recent meeting in January 2002, the Fed decided not to raise interest rates, citing some evidence that the worst of the recession may be behind us. Given that, it appears unlikely that interest rates are going to continue declining. On the other hand, we don't think that economic growth for 2002 will be so robust that it forces the Fed to raise rates either. With this backdrop, we don't believe preferred stocks will appreciate in price as much as they have recently. In contrast, we believe utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects and that their stocks are priced lower than they have been in decades from a price-to-earnings perspective, so the sector looks cheap relative to other industry sectors. In our view, "Enronitis" has unfairly tainted the entire utility sector.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on January 31, 2002 (unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                ISSUER                                                                    VALUE

---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 66.66%                                                                                  $116,005,507
---------------------------------------------------------------------------------------------------------------------
(Cost $118,706,351)

Agricultural Operations 2.05%                                                                              $3,566,250
45,000                                Ocean Spray Cranberries, Inc., 6.25% (R)                              3,566,250

Banks - Foreign 2.41%                                                                                       4,190,045
154,900                               Australia and New Zealand Banking Group Ltd.,
                                       9.125% (Australia)                                                   4,190,045
Banks - United States  7.63%                                                                               13,272,660
540                                   ABN AMRO North America, Inc., 8.75%, Ser A (R)                          584,550
80,000                                FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser VI         4,240,000
108,550                               HSBC USA Inc., $2.8575                                                5,232,110
60,000                                J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H             3,216,000

Broker Services  10.41%                                                                                    18,113,450
61,000                                Bear Stearns Cos., Inc., 5.49%, Ser G                                 2,333,250
92,000                                Bear Stearns Cos., Inc., 5.72%, Ser F                                 3,698,400
147,950                               Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares,
                                       Ser D                                                                6,213,900
28,100                                Lehman Brothers Holdings, Inc., 5.94%, Ser C                          1,219,540
158,000                               Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A            4,648,360

Diversified Operations  0.81%                                                                               1,409,640
51,000                                Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                   1,409,640


See notes to
financial statements.
6



SHARES                                ISSUER                                                                    VALUE

Finance  6.07%                                                                                            $10,571,120
85,200                                Citigroup, Inc., 6.231%, Depositary Shares, Ser H                     4,140,720
56,000                                Household International, Inc., 7.50%, Depositary Shares,
                                       Ser 2001-A                                                           1,380,400
100,000                               USA Education, Inc., 6.97%, Ser A                                     5,050,000

Leasing Companies  2.32%                                                                                    4,041,900
162,000                               AMERCO, 8.50%, Ser A                                                  4,041,900

Media  3.58%                                                                                                6,233,180
166,200                               Shaw Communications Inc., 8.45%, Ser A (Canada)                       3,972,180
95,200                                Shaw Communications, Inc., 8.50% (Canada)                             2,261,000

Oil & Gas  6.94%                                                                                           12,073,350
52,300                                Anadarko Petroleum Corp., 5.46%, Depositary Shares                    4,314,750
35,300                                Apache Corp., 5.68%, Depositary Shares, Ser B                         3,071,100
50,000                                Devon Energy Corp., 6.49%, Ser A                                      4,687,500

Utilities  24.44%                                                                                          42,533,912
210,000                               Alabama Power Co., 5.20%                                              4,504,500
10,000                                Baltimore Gas & Electric Co., 6.99%, Ser 1995                         1,042,500
40,000                                Coastal Finance I, 8.375%                                               993,200
146,000                               El Paso Tennessee Pipeline Co., 8.25%, Ser A                          7,453,300
55,700                                Energy East Capital Trust I, 8.25%                                    1,399,741
67,500                                Entergy London Capital, L.P., 8.625%, Ser A                           1,706,400
13,928                                Montana Power Co., $6.875                                             1,176,916
19,750                                Pacific Enterprises, $4.50                                            1,194,875
42,500                                PSI Energy, Inc., 6.875%                                              4,207,500
7,000                                 Public Service Electric & Gas Co., 6.92%                                708,750
185,000                               Puget Sound Energy, Inc., 7.45%, Ser II                               4,634,250
220,800                               Sierra Pacific Power Co., 7.80%, Ser I (Class A)                      5,492,400
50,000                                South Carolina Electric & Gas Co., 6.52%                              5,062,500
118,000                               TDS Capital Trust II, 8.04%                                           2,957,080

---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  32.02%                                                                                      55,722,152
---------------------------------------------------------------------------------------------------------------------
(Cost $56,114,800)
Utilities  32.02%                                                                                          55,722,152
127,420                               Alliant Energy Corp.                                                  3,798,390
112,900                               CH Energy Group, Inc.                                                 5,300,655
47,500                                Dominion Resources, Inc.                                              2,796,325
111,900                               DTE Energy Co.                                                        4,587,900
48,000                                Duke Energy Corp.                                                     1,673,760
194,000                               Energy East Corp.                                                     3,821,800
85,091                                Great Plains Energy, Inc.                                             2,116,213
102,000                               KeySpan Corp.                                                         3,300,720
77,000                                Montana Power Co.                                                       411,950
79,000                                NSTAR                                                                 3,464,150
120,000                               OGE Energy Corp.                                                      2,630,400
30,000                                Potomac Electric Power Co.                                              670,200
28,000                                Progress Energy, Inc.                                                 1,223,600
35,000                                Progress Energy, Inc. (Contingent Value Obligation)                      15,750
112,800                               Puget Energy, Inc.                                                    2,339,472


                                                                                                See notes to
                                                                                                financial statements.

                                                                                                                    7



SHARES                                ISSUER                                                                    VALUE

Utilities  (continued)
44,600                                Reliant Energy, Inc.                                                 $1,118,568
254,000                               Sierra Pacific Resources                                              4,061,460
123,700                               TECO Energy, Inc.                                                     2,989,829
107,000                               UtiliCorp United, Inc.                                                2,483,470
80,400                                Western Resources, Inc.                                               1,330,620
60,400                                WPS Resources Corp.                                                   2,222,720
126,000                               Xcel Energy, Inc.                                                     3,364,200



                                                                  INTEREST             PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE                 (000S OMITTED)           VALUE

---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.17%                                                                              $2,037,000
---------------------------------------------------------------------------------------------------------------------
(Cost $2,037,000)

Commercial Paper  1.17%
ChevronTexaco Corp., 02-01-02                                      1.76%                  $2,037            2,037,000

---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.85%                                                                                $173,764,659
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  0.15%                                                                     $257,536
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                $174,022,195
---------------------------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,150,800 or 2.39% of net assets as of January 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

January 31, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $176,858,151)                           $173,764,659
Cash                                                                        488
Receivable for investments sold                                          40,708
Dividends receivable                                                    459,800
Other assets                                                             34,741
Total assets                                                        174,300,396

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Dutch Auction Rate Transferable Securities (DARTS)
 preferred shares dividends payable                                      29,997
Payable to affiliates                                                   141,124
Other payables and accrued expenses                                     107,080
Total liabilities                                                       278,201

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
DARTS without par value, unlimited number of shares
 of beneficial interest authorized, 600 shares issued,
 liquidation preference of $100,000 per share                        60,000,000
Common shares - without par value, unlimited number
 of shares of beneficial interest authorized,
 8,344,700 outstanding                                              113,627,247
Accumulated net realized gain on investments                          3,289,364
Net unrealized depreciation of investments                           (3,093,492)
Undistributed net investment income                                     199,076
Net assets applicable to common shares
 ($13.66 per share based on common
  shares outstanding)                                               114,022,195
Net assets                                                         $174,022,195



                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period
ended January 31, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $5,699,728
Interest                                                                209,769

Total investment income                                               5,909,497

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                               702,618
Administration fee                                                      131,537
DARTS and auction fee                                                    75,751
Auditing fee                                                             31,299
Custodian fee                                                            26,454
Printing                                                                 23,100
Transfer agent fee                                                       12,832
Registration and filing fee                                              11,960
Miscellaneous                                                             8,084
Trustees' fee                                                             2,753
Legal fee                                                                   887

Total expenses                                                        1,027,275

Net investment income                                                 4,882,222

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                        416,142
Change in net unrealized appreciation (depreciation)
 on investments                                                      (1,734,699)
Net realized and unrealized loss                                     (1,318,557)
Increase in net assets from operations                                3,563,665
Distribution to DARTS                                                  (771,042)
Net increase in net assets applicable
 to common shareholders resulting from
 operations, less DARTS distributions                                $2,792,623

1Semiannual period from 8-1-01 through 1-31-02.


See notes to
financial statements.

FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase due to the sale of common shares and DARTS.

                                             YEAR                    PERIOD
                                             ENDED                    ENDED
                                             7-31-01                1-31-02 1
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                       $9,844,842              $4,882,222
Net realized gain                            2,358,192                 416,142
Change in net unrealized
 appreciation (depreciation)                 8,209,762              (1,734,699)

Increase in net assets
 resulting from operations                  20,412,796               3,563,665

Distributions to shareholders
DARTS preferred shares                      (2,661,573)               (771,042)
Common shares -
 From net investment income                 (8,110,367)             (4,055,335)
                                           (10,771,940)             (4,826,377)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                         165,644,051            175,284,907
End of period2                             $175,284,907           $174,022,195

1 Semiannual period from 8-1-01 through 1-31-02. Unaudited.
2 Includes undistributed net investment income of $143,231 and $199,076, respectively.


                                                           See notes to
                                                           financial statements.

----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                           7-31-97          7-31-98         7-31-99         7-31-00        7-31-01       1-31-02 1

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                    $13.26           $14.33          $15.13          $14.01         $12.66          $13.82
Net investment income2                    1.41             1.30            1.20            1.24           1.18            0.59
Net realized and unrealized
 gain (loss) on investments               1.01             0.85           (0.99)          (1.31)          1.27           (0.17)
Total from investment operations          2.42             2.15            0.21           (0.07)          2.45            0.42
Less distributions
Dividends to DARTS shareholders          (0.30)           (0.30)          (0.29)          (0.31)         (0.32)          (0.09)
Distributions to common
 shareholders from net
 investment income                       (1.05)           (1.05)          (1.04)          (0.97)         (0.97)          (0.49)
                                         (1.35)           (1.35)          (1.33)          (1.28)         (1.29)          (0.58)
Net asset value, end of period          $14.33           $15.13          $14.01          $12.66         $13.82          $13.66
Per share market value,
 end of period                          $12.94           $13.19          $11.19          $11.19         $12.66          $13.00
Total return at market value3 (%)        13.53            10.30           (8.02)           9.51          22.53            6.66 4

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)      $120             $126            $117            $106           $115            $114
Ratio of expenses to average
 net assets5 (%)                          1.93             1.85            1.85            1.91           1.87            1.78 6
Ratio of net investment income
 to average net assets7 (%)              10.14             8.72            8.09            9.63           8.57            8.48 6
Portfolio turnover (%)                      28               43              38              24             26              12

------------------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Total DARTS outstanding
 (000s omitted)                        $60,000          $60,000         $60,000         $60,000        $60,000         $60,000
Asset coverage per unit8              $295,948         $310,691        $296,112        $273,324       $290,681        $289,118
Involuntary liquidation
 preference per unit9                 $100,000         $100,000        $100,000        $100,000       $100,000        $100,000
Approximate market value
 per unit9                            $100,000         $100,000        $100,000        $100,000       $100,000        $100,000

1 Semiannual period from 8-1-01 through 1-31-02. Unaudited.
2 Based on the average of shares outstanding at the end of each month.
3 Assumes dividend reinvestment.
4 Not annualized.
5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.25%, 1.25%, 1.23%, 1.23% and 1.17%, respectively.
6 Annualized.
7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.69%, 5.86%, 5.45%, 6.18%, 5.63% and 5.56%, respectively.
8 Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
9 Plus accumulated and unpaid dividends.

See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $6,851 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (August 1, 2001) of the fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities Preferred Shares (DARTS)

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 1.50% to 2.98% during the period ended January 31, 2002.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's by-laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, at an annual rate of 0.15% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                             YEAR ENDED 7-31-01           PERIOD ENDED 1-31-02 1
                          SHARES           AMOUNT        SHARES          AMOUNT

Beginning of period    8,344,700     $113,719,933     8,344,700    $113,627,247
Reclassification of
 capital accounts              -          (92,686)            -               -
End of period          8,344,700     $113,627,247     8,344,700    $113,627,247

1 Semiannual period from 8-1-01 through 1-31-02. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2002, aggregated $20,604,829 and $22,338,976, respectively.

The cost of investments owned at January 31, 2002 (including short-term investments) for federal income tax purposes was $177,042,645. Gross unrealized appreciation and depreciation of investments aggregated $5,302,829 and $8,580,815, respectively, resulting in net unrealized depreciation of $3,277,986.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Trustees approved the following investment policy change effective December 15, 2001: Under normal circumstances the Fund will invest at least 80% of its net assets in dividend-paying securities. "Net Assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as "Plan Agent" for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and
 Trust Company
P.O. Box 8200
Boston, Massachusetts
 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (Unaudited)

On March 29, 2001, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                       WITHHELD
                                      FOR              AUTHORITY
--------------------------------------------------------------------------------

Steven R. Pruchansky                  6,001,486        97,515

Norman H. Smith                       5,999,041        99,961

The preferred shareholders elected Stephen L. Brown to serve until his successor is duly elected and qualified, with the votes tabulated as follows: 389 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2001, with the votes tabulated as follows: 5,989,822 FOR, 37,788 AGAINST and 71,393 ABSTAINING.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
John Moore
Patti McGill Peterson
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT AND
DIVIDEND DISBURSER
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PGD

For shareholder assistance
refer to page 17

--------------------------------------------------------------------------------
HOW TO
CONTACT US
----------


On the Internet                        www.jhfunds.com

By regular mail                        State Street Bank and Trust Company
                                       P.O. Box 8200
                                       Boston, MA 02266-8200

Customer service representatives       1-800-426-5523

24-hour automated information          1-800-843-0090

--------------------------------------------------------------------------------

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[LOGO]    John Hancock                                             PRSRT STD
       ------------------                                        U. S. Postage
       JOHN HANCOCK FUNDS                                            PAID
                                                               S. Hackensack, NJ
       1-800-426-5523                                           Permit No. 750
       1-800-843-0090                                          -----------------

       www.jhfunds.com



                                                                     P40SA  1/02
                                                                            3/02